UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.   )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

THE MEXICO EQUITY AND INCOME FUND, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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THE MEXICO EQUITY AND INCOME FUND, INC.
615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 4, 2012

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to Be Held on December 4, 2012: The Notice of Annual Meeting of
Stockholders and Proxy Statement are Available on the Internet at www.mxefund.com.

To the Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the “Meeting”) of holders of shares of the common stock and preferred stock (collectively, the “Stockholders”) of The Mexico Equity and Income Fund, Inc., a Maryland corporation (the “Fund”), will be held on December 4, 2012 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, for the following purposes:

1.	To elect the Class II Directors to the Fund’s Board of Directors, as follows:

(a)  one Class II Director to be elected by the holders of the Fund’s common stock and preferred stock, voting together as a single class; and

(b) one Class II Director to be elected by the holders of the Fund’s preferred stock, voting as a separate class; and

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on October 17, 2012 as the record date for the determination of common and preferred Stockholders entitled to notice of, and to vote at, this Meeting or any adjournment or postponement thereof.  The stock transfer books will not be closed.

Copies of the Fund’s most recent annual and semi-annual reports may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  The Fund’s most recent annual report was mailed to Stockholders on September 28, 2012.

You are entitled to vote at the Meeting and any adjournment or postponement thereof if you owned shares of the Fund’s common stock or preferred stock at the close of business on October 17, 2012.  If you attend the Meeting, you may vote your shares in person.  Whether or not you expect to attend the Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope so that a quorum will be present and the maximum number of shares may be voted.  You may change your vote at any time by submitting a later-dated proxy or by voting in person at the Meeting.  You may obtain directions to the offices of U.S. Bancorp Fund Services, LLC by contacting U.S. Bancorp Fund Services, LLC directly at (877) 785-0376.

By Order of the Board of Directors,

Luis Calzada
Secretary
Dated:   October 24, 2012

UNLESS YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN,
DATE, SIGN AND MAIL THE ENCLOSED PROXY CARD IN THE ENCLOSED
REPLY ENVELOPE. YOUR PROMPT RESPONSE WILL ASSURE A QUORUM AT THE MEETING.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION

Corporate Accounts	Valid Signature

(1)	ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1)	ABC Corp.	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodial or Estate Accounts

(1)	John B. Smith, Cust.
	f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

THE MEXICO EQUITY AND INCOME FUND, INC.

615 East Michigan Street, 4th Floor
Milwaukee, Wisconsin 53202
_______________________________

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 4, 2012
_______________________________

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of The Mexico Equity and Income Fund, Inc. (the “Fund”) for use at the Annual Meeting of Stockholders (the “Meeting”) to be held on December 4, 2012 at 9:00 AM, Central time, at the offices of U.S. Bancorp Fund Services, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202, and at any and all adjournments or postponements thereof.  A form of proxy for each of the holders of shares of the Fund’s common stock and preferred stock (collectively, the “Stockholders”) is enclosed herewith.  This Proxy Statement and accompanying forms of proxy are being first mailed to Stockholders on or about October 26, 2012.

The presence, in person or by proxy, of Stockholders entitled to cast a majority of the votes entitled to be cast at the Meeting (i.e., the presence of a majority of the outstanding shares of capital stock of the Fund on the record date, October 17, 2012) is necessary to constitute a quorum for the transaction of business.  In the event that a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the chairman of the Meeting may adjourn the Meeting, or the persons named as proxies may propose one or more adjournments of the Meeting to a date not more than one hundred twenty (120) days after the original record date to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.  A Stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.  The persons named as proxies will vote those proxies that they are entitled to vote “FOR” or “AGAINST” any such proposal in their discretion.

Stockholders can vote by Internet by going to the following website address, www.proxyvote.com; by telephone by calling 1-800-690-6903; or by mail by completing the proxy card and returning it in the envelope provided.  If the enclosed proxy is executed and returned, or an internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy, by the Fund's receipt of a subsequent valid internet or telephonic vote, or by attending the Meeting and voting in person.  To be effective, such revocation must be received by the Fund prior to the Meeting and must indicate the Stockholder’s name and account number.  Unrevoked proxies will be voted in accordance with the specifications therein and, unless specified to the contrary, will be voted “FOR” the election of the nominees for Director.

In general, abstentions and broker non-votes (reflected by signed but unvoted proxies), as defined below, count for purposes of obtaining a quorum but do not count as votes cast with respect to any proposal where the broker does not have discretion.  With respect to a proposal requiring the affirmative vote of a majority of the Fund’s outstanding shares of common stock or preferred stock, the effect of abstentions and broker non-votes is the same as a vote against such proposal.  Otherwise, abstentions and broker non-votes will have no effect on a proposal requiring a plurality of votes cast for approval (i.e., Proposals 1(a) and 1(b)).  Broker non-votes occur when shares, held in the name of the broker or nominees for whom an executed proxy is received by the Fund, are not voted on a proposal because voting instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power.

Only holders of issued and outstanding shares of the Fund’s common stock and/or preferred stock of record on the close of business on October 17, 2012 are entitled to notice of, and to vote at, the Meeting.  Each such holder is entitled to one vote per share of common stock and one vote per share of preferred stock so held.  On October 17, 2012, there were 6,230,817 shares of the Fund’s common stock issued and outstanding and 57,639 shares of the Fund’s preferred stock issued and outstanding.  The Fund is a closed-end, management investment company.

A copy of the Fund’s most recent annual report for the fiscal year ended July 31, 2012 and semi-annual report for the period ending January 31, 2012 may be obtained by visiting the Fund’s website at www.mxefund.com or may be ordered free of charge by any Stockholder by writing to the Fund c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, or by telephone at (877) 785-0376.  These reports are also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.  The Fund’s most recent annual report was mailed to Stockholders on or about September 28, 2012.

Required Vote for Adoption of Proposals.

Proposal 1(a) (to elect one Class II Director, which Director is to be elected by the holders of the Fund’s preferred stock and common stock, voting together as a single class, to serve until the Fund’s Annual Meeting of Stockholders in 2015 and until his successor has been duly elected and qualified) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Fund’s preferred stock and common stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s common stock and preferred stock will vote together as a single class.

Proposal 1(b) (to elect one Class II Director, which Director is to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve until the Fund’s Annual Meeting of Stockholders in 2015 and until his successor has been duly elected and qualified) requires the affirmative vote of a plurality of the votes cast at the Meeting by the holders of the Fund’s preferred stock, in person or by proxy, on such Proposal, provided a quorum is present.  All of the outstanding shares of the Fund’s preferred stock will vote together as a single class.

SUMMARY OF PROPOSALS

The Proposals described in this Proxy Statement and the Classes to which they apply are set forth below:

PROPOSAL	AFFECTED CLASS(ES)
	Common Stock	Preferred Stock
Proposal 1(a) - To elect one Class II Director to the Fund’s Board of Directors	Common Stockholders, voting together with the Preferred Stockholders as a single class	Preferred Stockholders, voting together with the Common Stockholders as a single class
Proposal 1(b) - To elect one Class II Director to the Fund’s Board of Directors	N/A	Preferred Stockholders, voting as a separate class

PROPOSALS 1(A) AND 1(B):  ELECTION OF DIRECTORS

In accordance with the Fund’s Articles of Incorporation, the terms of the Fund’s Board of Directors are staggered.  The Board of Directors is divided into three classes: Class I, Class II and Class III, each class having a term of three years.  Each year the term of office of one Class expires.  The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

The Board of Directors has nominated Andrew Dakos to be elected by the holders of the Fund’s preferred stock and common stock, voting together as a single class, and Rajeev Das to be elected by the holders of the Fund’s preferred stock, voting as a separate class, to serve as Class II Directors of the Fund.  Each of Mr. Das and Mr. Dakos currently serves on the Board of Directors.

In the event that one or all of the nominees become unavailable for election for any presently unforeseen reason, the persons named in the form of proxy will vote for any successor nominee who shall be designated by the present Board of Directors.  Each Class II Director shall be elected by a plurality of the shares of the respective class or classes voting at the Meeting.

At the Meeting, the holders of the Fund’s preferred stock and common stock, voting together as a single class, will be asked to vote for the election of Mr. Dakos as a Class II Director, while the holders of the Fund’s preferred stock, voting as a separate class, will be asked to vote for the election of Mr. Das as a Class II Director.  If elected, Messrs. Das and Dakos will each serve until the year Fund’s annual meeting of Stockholders in 2015 or thereafter until each of their respective successors are duly elected and qualified.  If elected, Messrs. Das and Dakos have each consented to serve as Director of the Fund until his successor is duly elected and qualified.

The persons named in the accompanying forms of proxy intend to vote at the Meeting (unless directed not to vote) “FOR” the election of Messrs. Das and Dakos.  The nominees named above have indicated that they will serve if elected, and the Board of Directors has no reason to believe that the nominees will become unavailable for election as Directors; however, if Messrs. Das and Dakos should be unable to serve, the proxy will be voted for any other persons determined by the persons named in the accompanying forms of proxy in accordance with their judgment.

Required Vote.  Mr. Dakos must be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock and common stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for such Director.

Mr. Das must be elected by a plurality (i.e., a simple majority of the votes cast at the Meeting) of the votes cast by the holders of shares of the Fund’s preferred stock, present in person or represented by proxy at the Meeting, provided a quorum is present.  Abstentions and broker non-votes will be counted as shares present for quorum purposes, but otherwise will have no effect on the plurality vote required for such Director.

Directors and Officers

Set forth below are the Directors, nominees for Director and officers of the Fund, and their respective ages, business addresses, positions and terms of office, principal occupations during the past five years, and other directorships held by them at October 17, 2012.

Messrs. Dakos, Das, Goldstein and Goodstein are each not considered an “interested person” of the Fund within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) (each an “Independent Director”).  Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act (an “Interested Director”) because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.  Ms. Pichardo is also considered an Interested Director of the Fund because of her affiliation with Pichardo Asset Management S.A. de C.V., the Fund’s investment advisor (the “Adviser”), and her position as an officer of the Fund.

Interested Director Nominee

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director

Class I Directors serving until the Year 2014 Annual Meeting of Stockholders:

Maria Eugenia Pichardo(2)(4) (61)	Interested Director; President	2014; Director since 2010; President since 2004	Portfolio Manager of the Fund since the Fund’s inception; President and General Partner, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser, since 2003; Managing Director, Acciones y Valores de Mexico, S.A. de C.V. from 1979 to 2002	1	None

Independent Director Nominee

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Class I Director serving until the Year 2014 Annual Meeting of Stockholders:
Phillip Goldstein(4) (67)	Independent Director, Chairman	2014; since 2000	Principal of Bulldog Holdings, LLC, which owns several entities serving as the general partner of eight private investment partnerships, since 1992; Principal of Brooklyn Capital Management, LLC, since 2009.	1
Chairman, Special Opportunities Fund, Inc.; Chairman, Brantley Capital Corporation; Director, Korea Equity and Income Fund, Inc. (until August 2012); Director, Imperial Holdings, Inc.; Director, MVC Capital, Inc.; Director, ASA Ltd.

Class II Directors serving until the Year 2015 Annual Meeting of Stockholders:
Andrew Dakos(4) (46)	Independent Director, Audit Committee Chairman	2015; since 2001	Principal of Bulldog Holdings, LLC, which owns several entities serving as the general partner of eight private investment partnerships, since 2005; Principal of Brooklyn Capital Management, LLC, since 2009.	1	Director, Special Opportunities Fund, Inc.; Director, Brantley Capital Corporation; Director, Imperial Holdings, Inc.
Rajeev Das(4) (43)	Independent Director	2015; since 2001	Head of Trading for several entities serving as the general partner of eight private investment partnerships in the Bulldog Holdings group of funds, since 1997.	1	Director, Special Opportunities Fund, Inc. (until 2009).

Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Class III Directors serving until the Year 2013 Annual Meeting of Stockholders:
Glenn Goodstein(4) (50)	Independent Director	2013; since 2001	Registered investment adviser.	1	None
Gerald Hellerman(3)(4) (75)	Interested Director, Chief Financial Officer and Chief Compliance Officer	2013; Director since 2001	Managing Director, Hellerman Associates, since 2005.	1
Director, Special Opportunities Fund, Inc.; Director, Brantley Capital Corporation; Director, MVC Capital, Inc.; Director, Old Mutual Absolute Return and Emerging Managers Fund Complex (until 2011); Director, TM Entertainment and Media, Inc. (until 2009); Director, AirNet Systems, Inc. (until 2008).

Officers
Name, Address and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships held by Director or Nominee for Director
Gerald Hellerman (see biography above)	--	--	--	--	--
Luis Calzada (47)(4)	Secretary	Since 2011	Administrative and Compliance Director, Pichardo Asset Management, S.A. de C.V., the Fund’s registered investment adviser, since 2003.	1	None
Maria Eugenia Pichardo (see biography above)	--	--	--	--	--
_________

(1)	The Fund Complex is comprised of only the Fund.
(2)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(3)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(4)	The address for all Directors and officers of the Fund is The Mexico Equity and Income Fund, Inc. c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.

The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of the Board’s effectiveness.  The Board determined that each of the Directors is qualified to serve as a Director of the Fund based on a review of the experience, qualifications, attributes and skills of each Director.  In reaching this determination, the Board has considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment in protecting stockholder interests and to interact effectively with the other Directors, the Adviser, other service providers, counsel and the Fund’s independent registered public accounting firm (“independent auditors”); and willingness and ability to commit the time necessary to perform the duties of a Director.  Each Director’s ability to perform his or her duties effectively is evidenced by his or her experience or achievements in one or more of the following areas: management or board experience in the investment management industry or companies in other fields, educational background and professional training; and experience as a Director of the Fund.  Information as of October 17, 2012 indicating the specific experience, skills, attributes and qualifications of each Director, which led to the Board’s determination that the Director should serve in this capacity, is provided below.

Andrew Dakos.
Mr. Dakos has been a Director of the Fund since 2001.  He has over 10 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of eight private investment partnerships.  Mr. Dakos is also a director of one other closed-end fund, a business development company that is undergoing liquidation and one other public company.

Rajeev Das.
Mr. Das has been a Director of the Fund since 2001.  He has over 10 years of investment management experience and currently serves as the Head of Trading for several entities serving as the general partner of eight private investment partnerships in the Bulldog Holdings group of funds.  Mr. Das is currently the vice-president and treasurer of a closed-end fund, where he previously served as a director.

Phillip Goldstein.
Mr. Goldstein has been a Director of the Fund since 2000.  Mr. Goldstein has 20 years of investment management experience.  He is currently a principal of Bulldog Holdings, LLC, which owns several entities serving as general partner of eight private investment partnerships.  Mr. Goldstein is also a director of two other closed-end funds, two business development companies (one of which is undergoing liquidation) and one other public company.

Glenn Goodstein.
Mr. Goodstein has been a director of the Fund since 2001.  Mr. Goodstein is a registered investment adviser with over 10 years of investment management experience.  Prior to entering the investment management field, he spent 10 years in various management and executive positions with Automatic Data Processing, a NYSE-traded company.

Gerald Hellerman.
Mr. Hellerman has been a Director of the Fund since 2001 and its Chief Compliance Officer since 2004.  He also serves as the Fund’s Chief Financial Officer.  Mr. Hellerman has more than 40 years of financial experience, including serving as a Financial Analyst and Branch Chief at the SEC and as Chief Financial Analyst at the Antitrust Division of the U.S. Department of Justice for 17 years.  He has served as a director of a number of public companies, including registered investment companies, and as a financial and corporate consultant since 1993.

Maria Eugenia Pichardo.
Ms. Pichardo has been a Director of the Fund since 2010.  She is also the President of the Fund and has served as portfolio manager of the Fund since its inception.  Ms. Pichardo has served as the president and general partner of the Adviser since 2003.  Ms. Pichardo has more than 25 years of financial expertise, including serving as managing director of an investment bank and the portfolio manager of several funds.

Specific details regarding each Director’s principal occupations during the past five years are included in the table above.  The summaries set forth above as to the experience, qualifications, attributes and/or skills of the Directors do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case.

Litigation Involving Directors.  On October 17, 2007 the Secretary of the Commonwealth of Massachusetts concluded an enforcement action by issuing a permanent “obey the law” injunction and fining Mr. Goldstein, Mr. Dakos and certain related parties $25,000 for operating a non-password protected open website containing information about certain unregistered investments and sending an e-mail about such investments to a Massachusetts resident who requested information.  In light of the passage of the JOBS Act in April 2012, which permits the conduct giving rise to the enforcement action, Mr. Goldstein, Mr. Dakos and the other parties submitted a motion to the Secretary of the Commonwealth of Massachusetts to vacate his order.

Board Leadership Structure, Composition and Responsibilities.  The Board is responsible for overseeing the management of the Fund.  The Board also elects the Company’s officers who conduct the daily business of the Fund.  The Board meets at least four times during the year to review the investment performance of the Fund and other operational matters, including policies and procedures with respect to compliance with regulatory and other requirements.  The Directors interact directly with the Chairman of the Board, each other as Directors and committee members, the Fund’s officers, and senior management of the Adviser and other service providers of the Fund at scheduled meetings and between meetings, as appropriate.  Each Director was appointed to serve on the Board because of his experience, qualifications, attributes and/or skills as described above.

Currently the Board is comprised of six individuals, two of whom, Mr. Hellerman and Ms. Pichardo, are considered “interested persons” of the Fund within the meaning of the 1940 Act.  The Chairman of the Board, Mr. Goldstein, is an Independent Director.

The Board believes that its structure facilitates the orderly and efficient flow of information to the Directors from the Adviser and other service providers with respect to services provided to the Fund, potential conflicts of interest that could arise from these relationships and other risks that the Fund may face.  The Board further believes that its structure allows all of the Directors to participate in the full range of the Board’s oversight responsibilities.  The Board believes that the orderly and efficient flow of information and the ability to bring each Director’s talents to bear in overseeing the Fund’s operations is important, in light of the size and complexity of the Fund and the risks that the Fund faces.  The Board and its committees review their structures regularly, to help ensure that they remain appropriate as the business and operations of the Fund, and the environment in which the Fund operates, changes.

Currently, the Board has an Audit Committee, Nominating Committee and Valuation Committee.  The responsibilities of each committee and its members are described below.

Board’s Role in Risk Oversight of the Fund.  The Board oversees risk management for the Fund directly and, as to certain matters, through its committees.  The Board exercises its oversight in this regard primarily through requesting and receiving reports from and otherwise working with the Fund’s senior officers (including the Fund’s President, Chief Compliance Officer and Chief Financial Officer), portfolio management and other personnel of the Adviser, the Fund’s independent auditors, legal counsel and personnel from the Fund’s other service providers.  The Board has adopted, on behalf of the Fund, and periodically reviews with the assistance of the Fund’s Chief Compliance Officer, policies and procedures designed to address certain risks associated with the Fund’s activities.  In addition, the Adviser and the Fund’s other service providers also have adopted policies, processes and procedures designed to identify, assess and manage certain risks associated with the Fund’s activities, and the Board receives reports from service providers with respect to the operation of these policies, processes and procedures as required and/or as the Board deems appropriate.

Compensation of Directors.  For the fiscal year ended July 31, 2012, the Fund paid each of its Directors who is not a director, officer or employee of the Adviser, U.S. Bancorp Fund Services, LLC, the administrator to the Fund (the “Administrator”), or any affiliate thereof a fee of $25,000 plus $500 for each special telephonic meeting attended.  For serving as the Fund’s Chief Compliance Officer during the fiscal year ended July 31, 2012, Mr. Hellerman received from the Fund a fee of $32,917, which reflects a prorated payment of $30,000 for the period August 1, 2011 through December 31, 2011 and a prorated payment of $35,000 for the period January 1, 2012 through July 31, 2012, and includes travel and out-of-pocket expenses incurred in connection with his position as Chief Compliance Officer.  In addition to the aforementioned fees paid to Directors, the Fund reimburses Directors for travel and out-of-pocket expenses incurred in connection with attending meetings of the Board.

The table below details the amount of compensation the Fund’s Directors received from the Fund during the fiscal year ended July 31, 2012.  The Fund does not have a bonus, profit sharing, pension or retirement plan.  No other entity affiliated with the Fund pays any compensation to the Directors.

Name of Person	Position	Director Since	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors(1)
Phillip Goldstein	Independent Director	2000	$25,000	None	None	$25,000
Glenn Goodstein	Independent Director	2001	$25,000	None	None	$25,000
Andrew Dakos	Independent Director	2001	$25,000	None	None	$25,000
Rajeev Das	Independent Director	2001	$25,000	None	None	$25,000
Gerald Hellerman	Interested Director(2)	2001	$57,917(4)	None	None	$57,917(4)
Maria Eugenia Pichardo	Interested Director(3)	2010	$0	None	None	None
________

(1)	The Fund Complex is comprised of only the Fund.
(2)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(3)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.
(4)	Includes a $32,917 fee paid to Mr. Hellerman for his service as Chief Compliance Officer of the Fund.

Code of Ethics.  The Fund and the Adviser have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Section 204A and Rule 204A-1 under the Investment Advisers Act of 1940, respectively, that establishes procedures for personal investments and restricts certain personal securities transactions.  Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by the Fund, so long as such investments are made pursuant to the code’s requirements.  Copies of these codes are available for inspection at the Public Reference Room of the SEC in Washington, D.C.  Information regarding the operation of the Public Reference Room is available by calling the SEC at 1-202-551-8090.  Copies of the Fund’s and the Adviser’s codes of ethics are also available on the EDGAR Database on the SEC’s website at www.sec.gov, and may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

Management Ownership. To the knowledge of the Fund’s management, as of October 17, 2012, the Directors and officers of the Fund beneficially owned, as a group, less than 1% of the shares of the Fund’s common stock and none of the shares of the Fund’s preferred stock.  The following table sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Director, nominee for Director and officer as of October 17, 2012.  The information as to beneficial ownership is based on statements furnished to the Fund by each Director, nominee for Director and principal officer:

Name	Position	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies(1)
Andrew Dakos(2)	Independent Director, Audit Committee Chairman, Nominee	Over $100,000	Over $100,000
Phillip Goldstein(2)	Independent Director, Chairman of the Board	Over $100,000	Over $100,000
Rajeev Das	Independent Director, Nominee	None	None
Glenn Goodstein	Independent Director	None	None
Gerald Hellerman(3)	Interested Director, Chief Compliance Officer, Chief Financial Officer	None	None
Maria Eugenia Pichardo(4)	Interested Director, President	None	None
Luis Calzada	Secretary	None	None
________

(1)	The Family of Investment Companies is comprised of only the Fund.
(2)
Messrs. Goldstein and Dakos are principals of Bulldog Holdings, LLC, which owns several entities which serve as the general partner of certain private investment partnerships which hold equity securities in the Fund.  In addition, Messrs. Goldstein and Dakos are managing members of Brooklyn Capital Management, LLC, which serves as the investment adviser to, and has sole voting and dispositive power over the securities held by, such partnerships.  Messrs. Goldstein and Dakos each disclaim beneficial ownership of such securities.

(3)	Mr. Hellerman is considered an “interested person” of the Fund within the meaning of the 1940 Act because he serves as the Fund’s Chief Compliance Officer and Chief Financial Officer.
(4)	Ms. Pichardo is considered an “interested person” of the Fund within the meaning of the 1940 Act because of her affiliation with the Adviser and her position as an officer of the Fund.

Director Transactions with Fund Affiliates.  As of July 31, 2012, neither the Independent Directors nor members of their immediate family owned securities beneficially or of record in the Adviser or any of its affiliates.  Furthermore, over the past five years, neither the Independent Directors nor members of their immediate family have had any direct or indirect interest, the value of which exceeds $120,000, in the Adviser or any of its affiliates.  In addition, since the beginning of the last two fiscal years, neither the Independent Directors nor members of their immediate family have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Adviser or any of its affiliate was a party.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK AND COMMON STOCK VOTE “FOR” THE ELECTION OF ANDREW DAKOS  AND THAT THE HOLDERS OF THE FUND’S PREFERRED STOCK VOTE “FOR” THE ELECTION OF RAJEEV DAS AS CLASS II DIRECTORS OF THE FUND.  ANY SIGNED BUT UNMARKED PROXIES WILL BE SO VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES.

Additional Information about the Board of Directors

Board Meetings and Committees.

During the fiscal year ended July 31, 2012, each present Director and nominee for Director attended all meetings of the Board and of the Committees of which he or she is a member, held since his or respective election.  During the fiscal year ended July 31, 2012, the Board met four times.

Audit Committee.  The Board has established an Audit Committee that acts pursuant to a written charter and whose responsibilities are generally: (i) to oversee the accounting and financial reporting processes of the Fund and its internal control over financial reporting; (ii) to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; and (iii) to approve, prior to the engagement of, the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of the Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the Fund’s financial statements.  Members of the Audit Committee are not full-time employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors.  As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews.  In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom such Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

The current members of the Audit Committee are Messrs. Das, Dakos and Goldstein, each of whom is an Independent Director.  None of the members of the Audit Committee has any relationship to the Fund that may interfere with the exercise of his independence from management of the Fund, and each is independent as defined under the listing standards of the New York Stock Exchange (“NYSE”) applicable to closed-end funds.  During the fiscal year ended July 31, 2012, the Audit Committee met two times.

Nominating Committee.  The Board has established a Nominating Committee that acts pursuant to a written charter and whose responsibilities are generally to seek and review candidates for consideration as nominees for Directors as is from time to time considered necessary or appropriate.

The current members of the Nominating Committee are Messrs. Dakos, Das, Goldstein and Goodstein.  None of the members is an “interested person” within the meaning of the 1940 Act, and each is independent as defined under listing standards of the NYSE applicable to closed-end funds.  The Nominating Committee did not meet during the fiscal year ended July 31, 2012.

In nominating candidates, the Nominating Committee believes that no specific qualifications or disqualifications are controlling or paramount or that each candidate must possess specific qualities or skills.  In identifying and evaluating nominees for Director, the Nominating Committee takes into consideration such factors as it deems appropriate.  These factors may include: (i) whether or not such person is an “interested person” as defined in the 1940 Act, meets the independence and experience requirements of the NYSE applicable to closed-end funds and is otherwise qualified under applicable laws and regulations to serve as a member of the Board; (ii) whether or not such person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the Adviser or other service providers or their affiliates; (iii) whether or not such person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Board member; (iv) such person’s judgment, skill, diversity and experience with investment companies and other organizations of comparable purpose, complexity and size and subject to similar legal restrictions and oversight; (v) the interplay of such person’s experience with the experience of other Board members; and (vi) the extent to which such person would be a desirable addition to the Board and any committees thereof.

It is the policy of the Nominating Committee to consider nominees recommended by Stockholders and so long as the Stockholders properly submit their recommendations in accordance with the requirements contained in the section entitled “Stockholder Proposals” below.

Valuation Committee.  The Board has also established a Valuation Committee.  Its purpose is to (i) review all monthly reports and any other interim reports regarding the valuation of securities in the Fund’s portfolio, and (ii) review and approve the valuation of all fair valued securities. This review shall include a review and discussion of an updated fair valuation summary with appropriate levels of representatives of the Adviser’s management.  The Valuation Committee consists of the four Independent Directors, Messrs. Dakos, Das, Goldstein and Goodstein.  Mr. Dakos serves as the Chairman of the Valuation Committee.  During the fiscal year ended July 31, 2012, the Valuation Committee met once independently from the Board.

Information Concerning the Fund’s Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP (“Tait, Weller”) audited the Fund’s financial statements for the fiscal year ended July 31, 2012 and has been selected as the Fund’s independent registered public accounting firm for the fiscal year ending July 31, 2013.

It is expected that representatives of Tait, Weller will not be present at the Meeting but will be available by telephone should any matter arise at the Meeting requiring their presence.

Fees.  The following table sets forth the aggregate fees billed by Tait, Weller for the fiscal years ended July 31, 2012 and July 31, 2011 for professional services rendered to the Fund.

	Aggregate Total for Fiscal Year Ended July 31, 2012	Aggregate Total for Fiscal Year Ended July 31, 2011
Audit Fees	$27,500	$26,870
Audi-Related Fees	None	None
Tax Fees	$3,100	$3,000
All Other Fees	None	None

Fees included in the “audit fees” category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

For the fiscal years ended July 31, 2012 and July 31, 2011, there were no fees billed by Tait, Weller for “audit-related” services provided to the Fund.  Fees included in the “audit-related fees” category would consist of services related to reading and providing comments on the Fund’s semi-annual financial statements and the review of profitability report.

Fees included in the “tax fees” category comprise all services performed by professional staff in Tait, Weller’s tax division, except those services related to the audits.  This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

For the fiscal years ended July 31, 2012 and July 31, 2011, there were no fees billed by Tait, Weller for other services provided to the Fund.  Fees included in the “all other fees” category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the Fund.

Of the time expended by Tait, Weller to audit the Fund’s financial statements for the Fund’s most recent fiscal year, less than 50% of such time involved work performed by persons other than Tait, Weller’s full-time, permanent employees.

With respect to Rule 2-01(c)(7)(i)(C) of Regulation S-X, there were no audit-related fees, or tax fees that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011, and there were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended July 31, 2012 and July 31, 2011 on behalf of the Fund’s service providers that relate directly to the operations and financial reporting of the Fund.

All of the services performed by Tait, Weller, including audit related and non-audit related services, were pre-approved by the Audit Committee, as required under the Audit Committee Charter.

For the fiscal year ended July 31, 2012, the aggregate fees billed by Tait, Weller for non-audit services rendered on behalf of the Fund, the Adviser and any entity controlling, controlled by, or under common control with the Adviser that provides (or during such fiscal year provided) services to the Fund is shown in the table below.

	July 31, 2012	July 31, 2011
Fund	None	None
Adviser	None	None

The Audit Committee has considered and determined that the services provided by Tait, Weller are compatible with maintaining Tait, Weller’s independence.  The aggregate fees included in Audit Fees are fees billed for the calendar year for the audit of the Fund’s annual financial statements.

Audit Committee Pre-Approval.  The Audit Committee Charter contains the Audit Committee’s pre-approval policies and procedures.  Reproduced below is an excerpt from the Audit Committee Charter regarding such policies and procedures:

The Audit Committee shall:

approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund.

Audit Committee Report.  The Audit Committee has met and held discussions with the Administrator and Tait, Weller.  Tait, Weller represented to the Audit Committee that the Fund’s financial statements were prepared in accordance with U.S. generally accepted accounting principles, and the Audit Committee has reviewed and discussed the financial statements with the Administrator and Tait, Weller.  The Audit Committee also discussed with Tait, Weller matters required to be discussed by Statement on Auditing Standards No. 61.

Tait, Weller also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with Tait Weller its independence, in light of the services Tait, Weller is providing.

Based upon the Audit Committee’s discussion with the Administrator and Tait, Weller and the Audit Committee’s review of the representations of the Administrator and the report of Tait, Weller to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited financial statements in the Fund’s Annual Report for the fiscal year ended July 31, 2012 filed with the SEC.

Respectfully submitted,

Andrew Dakos, Chairman,
Rajeev Das, and
Phillip Goldstein

Other Information

Section 16(a) Beneficial Ownership Reporting Compliance.  Based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Fund pursuant to Rule 16a-3(e) under the Securities Exchange Act of 1934 (the “Exchange Act”) during the most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, and any written representation referred to in paragraph (b)(1) of Item 405 of Regulation S-K, following is each person who, at any time during the fiscal year, was subject to Section 16 of the Exchange Act with respect to the Fund because of the requirements of Section 30 of the 1940 Act (a “reporting person”) that failed to file on a timely basis, as disclosed in the above forms, reports required by Section 16(a) of the Exchange Act during the most recent fiscal year.

Reporting Person	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis
Phillip Goldstein	1	1
Andrew Dakos	1	1
Maria Eugenia Pichardo	1	1

Beneficial Ownership of Shares.  Based solely upon a review of public filings, the Fund’s management knew of the following persons who owned, as of December 31, 2011, 5% or more of the common stock or preferred stock of the Fund.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class*
Common Stock	City of London Investment Management Company Limited 77 Gracechurch Street, London, England United Kingdom, EC3V 0AS	2,254,217**	34.11%
Preferred Stock	Richard Abraham 143 Colfax Road Havertown, PA 19083	9,675**	16.79%
________

*	Percent of class is based on the number of shares of common stock or preferred stock of the Fund outstanding as of December 31, 2011.
**	As reported to the SEC for the period ended December 31, 2011 on Schedule 13G.

Stockholder Proposals.  The Meeting is an annual meeting of Stockholders.  Any Stockholder who wishes to submit proposals to be considered at the Fund’s annual meeting of Stockholders in 2013 should send such proposals to the Secretary of the Fund, c/o U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202.  Stockholder proposals must be received by the Fund no later than the close of business on July 12, 2013 to receive consideration for inclusion in the Fund’s proxy materials relating to that meeting under Rule 14a-8 of the Exchange Act.  Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such proposals is subject to limitations under the federal securities laws and informational requirements of the Fund’s Bylaws, as in effect from time to time.

In order for a Stockholder to bring a proposal (other than proposals sought to be included in the Fund’s proxy statement pursuant to Rule 14a-8 of the Exchange Act) before the annual meeting of Stockholders in 2013, such Stockholder must deliver a written notice of such proposal to the Secretary of the Fund, c/o the Administrator, 615 East Michigan Street, 4th Floor, Milwaukee, Wisconsin 53202, no later than the close of business on August 21, 2013.

Solicitation of Proxies.  Your vote is being solicited by the Directors of the Fund.  The cost of soliciting these proxies will be borne by the Fund.  The Board has authorized the officers of the Fund to engage a proxy solicitation service, so long as the expense to the Fund is no greater than $20,000, if such officers determine it to be necessary and appropriate to do so.  The Fund will, upon request, bear the reasonable expenses of brokers, banks and their nominees who are holders of record of the Fund’s common stock and preferred stock on the record date, incurred in mailing copies of this Notice of Meeting and Proxy Statement and the enclosed forms of proxy to the beneficial owners of the Fund’s common stock and preferred stock.

The Directors and officers of the Fund may be involved in the solicitation of proxies.  The Fund does not reimburse such persons for the solicitation of proxies.  The Fund intends to pay all costs associated with the solicitation and the Meeting.  The Fund expects that the solicitation will be primarily by mail, but also may include telephone, telecopy, electronic, oral or other means of communication.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on December 4, 2012:
The Notice of Annual Meeting of Stockholders and Proxy Statement are Available on the Internet at www.mxefund.com.

Other Business

The Fund’s management does not know of any other business which may come before the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring a vote of the Stockholders arise, including any questions as to the adjournment of the Meeting, the proxies will vote thereon according to their discretion.

By order of the Board,

Luis Calzada
Secretary

October 24, 2012

IT IS IMPORTANT THAT PROXIES BE EXECUTED AND RETURNED PROMPTLY.
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE
THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE
ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

      If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		M50453-P30853 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 1.     To elect the below-named nominees as Class II Directors to hold office for the time period relating to such nominee's class and until his successor has been duly elected and qualified.

1a.  Andrew Dakos

1b.  Rajeev Das

 The Board of Directors recommends   a vote FOR the nominees   listed  above.

 2.      To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

				For □ □	Withhold □ □
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

PROXY TABULATOR P.O. BOX 9112 FARMINGDALE, NY 11735
THREE EASY WAYS TO VOTE YOUR PROXY

To vote by Internet

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Go to website www.proxyvote.com
3)  Follow the instructions provided on the website.

To vote by Telephone

1)  Read the Proxy Statement and have the proxy card below
at hand.
2)  Call 1-800-690-6903.
3)  Follow the instructions.

To vote by Mail

1)  Read the Proxy Statement.
2)  Check the appropriate boxes on the proxy card below.
3)  Sign and date the proxy card.
4)  Return the proxy card in the envelope provided.

      If you are NOT voting by Telephone or Internet, Please Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:		M50454-P30853 KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 1.     To elect the below-named nominee as Class II Director to hold office for the time period relating to such nominee's class and until his successor has been duly elected and qualified.

1a.  Andrew Dakos

 The Board of Directors recommends a vote FOR the nominee listed above.

 2.      To consider and vote upon such other matters as may properly come before said Meeting or any adjournment thereof.

				For □	Withhold □
Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each stockholder is requested to sign, but only one signature is required. If signing is by an attorney, executor, administrator, trustee or guardian, please give full title. By signing this proxy card, receipt of the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement is acknowledged.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held on December 4, 2012: The Notice of Annual Meeting of Stockholders and
Proxy Statement is available on the Internet at www.mxefund.com

M50455-P30853

The Mexico  Equity and Income  Fund, Inc.

THIS PROXY IS SOLICITED ON BEHALF OF THE MEXICO EQUITY AND INCOME FUND, INC.'S BOARD OF
DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 4, 2012.

The undersigned hereby appoints Phillip Goldstein and Gerald Hellerman and each of them, as proxies of the undersigned, each with the power to appoint his substitute, for the Annual Meeting of Stockholders of The Mexico Equity and Income Fund, Inc. (the "Fund") to be held on Tuesday, December 4, 2012 at 9:00 a.m. Central Time, at the offices of U.S. Bancorp, LLC, 777 East Wisconsin Avenue, 4th Floor, Milwaukee, Wisconsin 53202 or at any adjournment or postponement thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matter:

The undersigned hereby revokes any proxy previously given and instructs the said proxies to vote in accordance with the aforementioned instructions with respect to the election of a Class II Director.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS  GIVEN ON THE PROXY CARD. IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE AND IN THE DISCRETION  OF THE ABOVE-NAMED  PROXIES AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING  OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Your proxy is important to assure a quorum at the Annual Meeting of Stockholders and avoid additional expenses to the Fund associated with further solicitation. You may revoke this proxy before it is voted at the Meeting or at any adjournment or postponement thereof by submitting to the Secretary of the Fund a written notice of revocation or a subsequently signed proxy card, or by attending the Meeting and voting in person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. (To be dated and signed on reverse side)